SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2000

                                    Citicorp

               (Exact name of registrant as specified in charter)

          Delaware                     1-5738                  06-1515595
(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                     Identification Number)

  399 Park Avenue, New York, New York                           10043
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number,
including area code:                                       (212) 559-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                 Page
                                                                 ----
Unaudited Pro Forma Condensed Combined Financial Statements        3

Notes to Unaudited Pro Forma Condensed Combined Financial
  Statements                                                       7


Exhibit 99.1 Excerpts from Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 of Associates First Capital Corporation

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      On October 10, 2000, Citigroup Inc. (Citigroup) filed a Form S-4 registration statement disclosing that it had agreed to acquire Associates First Capital Corp. (Associates) through a merger of Associates with a wholly owned subsidiary of Citigroup (the Merger). The Merger, which is expected to be completed in the fourth quarter of 2000, is expected to be accounted for under the pooling of interests method. In connection with the proposed transaction, Associates will be merged with Citicorp, a wholly owned subsidiary of Citigroup. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Associates. The Merger is subject to customary closing conditions, including regulatory and Associates stockholder approval.

      On a Current Report on Form 8-K dated October 10, 2000, Citicorp filed an unaudited pro forma condensed combined statement of financial condition combining the historical consolidated statement of financial condition of Citicorp and the historical consolidated statement of financial condition of Associates giving effect to the merger as though the transaction had been consummated on June 30, 2000. The unaudited pro forma condensed combined statements of operations combined the historical statements of operations of Citicorp and Associates giving effect to the merger as if it had occurred on January 1, 1997.

      The following unaudited pro forma condensed combined statement of financial condition combining the historical consolidated statement of financial condition of Citicorp and the historical consolidated statement of financial condition of Associates give effect to the merger as though the transaction had been consummated on September 30, 2000. This information should be read in conjunction with the accompanying notes; the pro forma financial information contained in the October 10, 2000 Form 8-K and the accompanying notes thereto; the separate historical financial statements of Citicorp as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999, and for each of the three years ended December 31, 1999 which are contained in Citicorp's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, respectively; and the separate historical financial statements of Associates as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999, and for each of the three years ended December 31, 1999 which are contained in Associates' Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, respectively.

The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                Citicorp and Associates First Captial Corporation
     Unaudited Pro Forma Condensed Combined Statement of Financial Position
                            As of September 30, 2000
                                  (in millions)

                                                              Citicorp     Associates  Pro Forma     Pro Forma
                                                             Historical    Historical  Adjustment    Combined
                                                             ----------    ----------  ----------    --------
ASSETS
Cash and due from banks                                      $   9,060     $   3,203                $  12,263
Deposits at interest with banks                                 13,808            --                   13,808
Securities, at fair value
     Available for sale and short-term and other                43,263         9,483                   52,746
     Venture capital                                             5,114            --                    5,114
Trading account assets                                          36,884            --                   36,884
Loans held for sale                                              8,040         2,376                   10,416
Federal funds sold and securities purchased under resale
     agreements                                                  5,407            --                    5,407
Loans, net
     Consumer                                                  170,058        47,046                  217,104
     Commercial                                                117,251        23,782                  141,033
                                                             ---------     ---------     -----      ---------
Loans, net of unearned income                                  287,309        70,828        --        358,137
     Allowance for credit losses                                (6,679)       (2,221)                  (8,900)
                                                             ---------     ---------     -----      ---------
         Total loans, net                                      280,630        68,607        --        349,237
Customers' acceptance liability                                  1,363            --                    1,363
Premises and equipment, net                                      4,921            --                    4,921
Interest and fees receivable                                     4,525            --                    4,525
Other assets                                                    26,634        10,401                   37,035
                                                             ---------     ---------     -----      ---------
     Total assets                                            $ 439,649     $  94,070     $  --      $ 533,719
                                                             =========     =========     =====      =========
LIABILITIES
Non-interest-bearing deposits in U.S. offices                $  18,533     $      --                $  18,533
Interest-bearing deposits in U.S. offices                       54,657            --                   54,657
Non-interest-bearing deposits in offices outside the U.S.       13,589            --                   13,589
Interest-bearing deposits in offices outside the U.S.          204,817            --                  204,817
                                                             ---------     ---------     -----      ---------
     Total deposits                                            291,596            --        --        291,596
Trading account liabilities                                     25,585            --                   25,585
Purchased funds and other borrowings                            33,421        33,304                   66,725
Acceptances outstanding                                          1,404            --                    1,404
Accrued taxes and other expenses                                 9,312         5,080                   14,392
Other liabilities                                               13,779         1,129                   14,908
Long-term debt                                                  32,432        43,932                   76,364
STOCKHOLDERS' EQUITY
Common stock                                                        --             7                        7
Additional paid-in capital                                       7,649         5,288       (19)        12,918
Retained earnings                                               25,079         5,511                   30,590
Treasury stock                                                      --           (19)       19             --
Accumulated other changes in equity from nonowner                                                          --
     sources                                                      (608)         (162)                    (770)
                                                             ---------     ---------     -----      ---------
     Total stockholders' equity                                 32,120        10,625        --         42,745
                                                             ---------     ---------     -----      ---------
         Total liabilities and stockholders' equity          $ 439,649     $  94,070     $  --      $ 533,719
                                                             =========     =========     =====      =========

            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS.

                Citicorp and Associates First Captial Corporation
           Unaudited Pro Forma Condensed Combined Statement of Income
                  For the Nine Months Ended September 30, 1999
                                  (in millions)

                                                           Citicorp     Associates   Pro Forma
                                                          Historical    Historical    Combined
                                                          ----------    ----------    --------
INTEREST REVENUE
Loans, including fees                                       $17,099      $ 6,788      $23,887
Deposits with banks                                             762           --          762
Federal fund sold and securities
      purchased under resale agreements                         317           --          317
Securities, including dividends                               2,872          510        3,382
Trading account assets                                          517           --          517
Loans held for sale                                             434           --          434
                                                            -------      -------      -------
                                                             22,001        7,298       29,299
INTEREST EXPENSE
Deposits                                                      8,121           --        8,121
Trading account liabilities                                      65           --           65
Purchased funds and other borrowings                          1,568        1,005        2,573
Long-term debt                                                1,401        1,913        3,314
                                                            -------      -------      -------
                                                             11,155        2,918       14,073
NET INTEREST REVENUE                                         10,846        4,380       15,226
PROVISION FOR CREDIT LOSSES                                   2,151        1,096        3,247
                                                            -------      -------      -------
NET INTEREST REVENUE AFTER PROVISION FOR CREDIT LOSSES        8,695        3,284       11,979
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and commissions                                          5,426        1,678        7,104
Foreign exchange                                              1,214           --        1,214
Trading account liabilities                                     694           --          694
Securities transactions                                         202           --          202
Other revenue                                                 2,585           --        2,585
                                                            -------      -------      -------
                                                             10,121        1,678       11,799
OPERATING EXPENSE
Salaries                                                      4,687        1,039        5,726
Employee benefits                                               952          247        1,199
                                                            -------      -------      -------
      Total employee                                          5,639        1,286        6,925
Net premises and equipment                                    1,856          198        2,054
Restructuring - related items                                   179           --          179
Other expense                                                 4,949        1,747        6,696
                                                            -------      -------      -------
                                                             12,623        3,231       15,854
                                                            -------      -------      -------
INCOME BEFORE INCOME TAXES                                    6,193        1,731        7,924
INCOME TAXES                                                  2,325          649        2,974
                                                            -------      -------      -------
NET INCOME                                                  $ 3,868      $ 1,082      $ 4,950
                                                            =======      =======      =======

            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS.

                Citicorp and Associates First Captial Corporation
           Unaudited Pro Forma Condensed Combined Statement of Income
                  For the Nine Months Ended September 30, 2000
                                  (in millions)

                                                           Citicorp     Associates   Pro Forma
                                                          Historical    Historical    Combined
                                                          ----------    ----------    --------
INTEREST REVENUE
Loans, including fees                                       $19,507      $ 7,115      $26,622
Deposits with banks                                             844           --          844
Federal fund sold and securities
     purchased under resale agreements                          273           --          273
Securities, including dividends                               2,319          502        2,821
Trading account assets                                          720           --          720
Loans held for sale                                             527           --          527
                                                            -------      -------      -------
                                                             24,190        7,617       31,807
INTEREST EXPENSE
Deposits                                                      9,609           --        9,609
Trading account liabilities                                      44           --           44
Purchased funds and other borrowings                          1,777        1,156        2,933
Long-term debt                                                1,424        1,905        3,329
                                                            -------      -------      -------
                                                             12,854        3,061       15,915
NET INTEREST REVENUE                                         11,336        4,556       15,892
PROVISION FOR CREDIT LOSSES                                   2,095        1,391        3,486
                                                            -------      -------      -------
NET INTEREST REVENUE AFTER PROVISION FOR CREDIT LOSSES        9,241        3,165       12,406
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and commissions                                          6,826        2,299        9,125
Foreign exchange                                              1,104           --        1,104
Trading account liabilities                                   1,149           --        1,149
Securities transactions                                         749           --          749
Other revenue                                                 3,394           --        3,394
                                                            -------      -------      -------
                                                             13,222        2,299       15,521
OPERATING EXPENSE
Salaries                                                      5,181        1,138        6,319
Employee benefits                                               956          315        1,271
                                                            -------      -------      -------
     Total employee                                           6,137        1,453        7,590
Net premises and equipment                                    1,913          220        2,133
Restructuring - related items                                    60           --           60
Other expense                                                 5,515        1,993        7,508
                                                            -------      -------      -------
                                                             13,625        3,666       17,291
                                                            -------      -------      -------
INCOME BEFORE INCOME TAXES                                    8,838        1,798       10,636
INCOME TAXES                                                  3,257          647        3,904
                                                            -------      -------      -------
NET INCOME                                                  $ 5,581      $ 1,151      $ 6,732
                                                            =======      =======      =======

            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS.

                CITICORP AND ASSOCIATES FIRST CAPITAL CORPORATION

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

1. Description of Transaction and Basis of Presentation

      On October 10, 2000, Citigroup Inc. (Citigroup) filed a Form S-4 registration statement disclosing that it had agreed to acquire Associates First Capital Corporation (Associates) through a Merger of a wholly owned subsidiary of Citigroup with and into Associates, making Associates a subsidiary of Citigroup (the Merger). The Boards of Directors of both Citigroup and Associates have approved the Merger. The Merger, which is expected to be completed in the fourth quarter of 2000, is expected to be a tax-free exchange and to be accounted for on a "pooling of interests" basis. In connection with the proposed transaction, Associates will be merged with Citicorp, an indirect wholly owned subsidiary of Citigroup. Additionally, Citigroup has indicated that upon completion of the Merger, Citicorp intends to guarantee all of the outstanding indebtedness of Associates and its subsidiaries. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Associates. The Merger is subject to customary closing conditions, including regulatory and Associates stockholder approval.

2. Accounting Policies and Financial Statement Classifications

      Citicorp and Associates are in the process of reviewing their accounting policies and financial statement classifications and, as a result of this review, it may be necessary to restate either Citicorp's or Associates' financial statements to conform to those accounting policies and classifications that are determined to be most appropriate.

3. Intercompany Transactions

      Transactions between Citicorp and Associates are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined accounts.

4. Pro Forma Adjustments

      The pro forma adjustments at September 30, 2000 reflect the cancellation and retirement of all Associates common stock held in treasury pursuant to the Merger Agreement.

5. Restructuring Charges and Future Cost Savings

      The pro forma financial statements do not reflect any restructuring costs related to the Merger. Management has not yet determined the amount of such costs; however, a restructuring charge may be recorded after the consummation of the Merger. Management does not anticipate that any such charge will be material to the financial position of the combined company.

      The pro forma financial statements do not reflect cost savings that may result from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. Although management expects that cost savings will result from the merger, there can be no assurance that cost savings will be achieved.

             CITICORP INC. AND ASSOCIATES FIRST CAPITAL CORPORATION

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       FINANCIAL STATEMENTS - (Continued)

      The statements contained in note 5 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Citicorp undertakes no obligation to update publicly or revise any forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CITICORP
                                      (Registrant)

                                      By: /s/ Roger W. Trupin
                                          ------------------------
                                          Name: Roger W. Trupin
                                          Title: Controller

Dated: November 15, 2000